Net Loss Per Share	3 Months Ended
Mar. 31, 2017
Earnings Per Share [Abstract]
Net Loss Per Share

Note 9—Net loss per share

Basic and diluted loss per share is calculated by dividing net loss by the weighted average number of shares of common stock outstanding. As the Company has net losses for the periods presented all potentially dilutive common stock, which are comprised of stock options and warrants, are anti-dilutive.

As of March 31, 2017 and 2016, the following potentially dilutive shares have been excluded from the calculation of diluted net loss per share attributable to common stockholders because they are anti-dilutive:

	March 31
	2017	2016
Options to purchase common stock	6,553,074	5,974,836
Common stock warrants	499,999	499,999

Total shares excluded from net loss per share	7,053,073	6,474,835